STATEMENT OF ADDITIONAL INFORMATION







            LCM INTERNET GROWTH FUND, INC.




  This  Statement of Additional Information ("SAI")  is
  not  a  prospectus, but should be read in conjunction
  with  the Prospectus of the LCM Internet Growth Fund,
  Inc.  (the  "Fund"), dated the date  hereof.   Before
  purchasing shares of the Fund, you should obtain and read the Fund's Prospectus. The Prospectus, which may be revised from time to time, is available without charge by writing to the Fund at 810 West
  Washington Boulevard, Chicago, Illinois 60607, or by calling (312) 705-3028.








   This Statement of Additional information is dated October 26, 1999.

                   TABLE OF CONTENTS

                                                              Page

INVESTMENT OBJECTIVE AND POLICIES                               3

INVESTMENT PRACTICES AND TECHNIQUES                             4

MANAGEMENT                                                     12

PRINCIPAL SHAREHOLDERS                                         14

INVESTMENT ADVISORY AND OTHER SERVICES                         14

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION                15

TAXATION OF THE FUND AND ITS DISTRIBUTIONS                     17

FINANCIAL STATEMENTS                                           18




You  should  rely only on the information contained  in
this  SAI  and  in the Prospectus.  The  Fund  has  not
authorized   anyone  to  provide  you  with   different
information.  The Fund is not making an offer of  these
securities  in  any  state  where  the  offer  is   not
permitted.   You should not assume that the information
contained in this SAI or in the Prospectus is accurate as of any date other than the date hereof.

           INVESTMENT OBJECTIVE AND POLICIES

a) Investment Objective

The  Fund's  investment objective is  to  seek  capital
appreciation  by  investing in a  portfolio  consisting
primarily of equity securities issued by companies that
the  Fund's investment adviser, LCM Capital Management,
Inc.  ("LCMCM"), believes will benefit from  growth  of
the  Internet.   Current  dividend  income  is  not  an
investment   consideration.    Under   normal    market
conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies that engage in Internet and Internet-related activities.
For more information, please see "Investment Objective and Policies" in the Prospectus.

b) Fundamental Investment Policies

The   Fund's   fundamental  investment   policies   (or
restrictions) are set forth in the Prospectus under the
caption   "Investment   Restrictions."    The    Fund's
fundamental investment policies (which include the Fund's investment objective) may not be changed without the approval of a majority of the Fund's outstanding voting securities. Please refer to the Prospectus for more information.

c) Non-Fundamental Investment Policies

The Fund's non-fundamental investment policies (or restrictions), which may be changed by the Fund's Board of Directors without shareholder approval, are set forth below. Many of these policies are discussed in the Prospectus under the caption "Investment Practices and Techniques."

As a matter of non-fundamental policy:

(1)The  Fund may not sell securities short, unless  the
   Fund  owns  or  has  the right to obtain  securities
   equivalent  in  kind and amount  to  the  securities
   sold  short, or unless it covers such short sale  as
   required by the current rules and positions  of  the
   Securities  and Exchange Commission (the  "SEC")  or
   its   staff,  and  provided  that  transactions   in
   options,   futures  contracts  or  other  derivative
   instruments are not deemed to constitute selling securities short;

(2)The  Fund  may  not purchase securities  on  margin,
   except  that  the  Fund may obtain  such  short-term
   credits  as  are  necessary  for  the  clearance  of
   transactions, and provided that margin  deposits  in
   connection   with   futures   contracts   or   other
   derivative    instruments   shall   not   constitute
   purchasing securities on margin;

(3)The  Fund may not invest in illiquid securities  if,
   as  a  result of such investment, more than  15%  of
   its   net  assets  would  be  invested  in  illiquid
   securities;

(4)The Fund may not purchase securities of other investment companies, except in compliance with the Investment Company Act of 1940, as amended (the
   "1940 Act");

(5)The  Fund  may not engage in futures or  options  on
   futures   transactions   which   are   impermissible
   pursuant  to  Rule 4.5 under the Commodity  Exchange
   Act (the "CEA") and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the CEA); provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options are "in the money" (within the meaning of the CEA), do not exceed 5% of the Fund's net assets;

(6)The  Fund  may  not  invest  in,  purchase  or  sell
   options, except that the Fund may invest up  to  10%
   of its total assets in options, and may sell options in an amount not to exceed 10% of its total assets; and

(7)The Fund may not borrow money in an amount in excess of 33 1/3% of its total assets (measured by adding the amount borrowed to the Fund's other assets).

With  the exception of non-fundamental policy number  7
above, the percentage restrictions set forth above apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction.

          INVESTMENT PRACTICES AND TECHNIQUES

The following information supplements the discussion of
the   Fund's   investment   practices   and   portfolio
management techniques described in the Prospectus under the caption "Investment Practices and Techniques."

a) Short-Term Fixed Income Securities

The  Fund  may  hold  a  small portion  of  its  assets
(generally not more than 10%) in U.S. government securities, money market securities and cash to meet ordinary cash needs. Under unusual circumstances, as a defensive technique, the Fund may retain a larger portion of cash and/or invest more assets in U.S.
government securities and/or money market securities deemed by LCMCM to be consistent with a temporary defensive posture.

(1)U.S.  Government  Securities.  The  U.S.  government
   securities   in  which  the  Fund  may  invest   are
   securities   issued  or  guaranteed  by   the   U.S.
   government   (i.e.,  the  U.S.  Treasury)   or   its
   agencies   or  instrumentalities.   U.S.  government
   agency/instrumentality      securities       include
   securities   issued  by  (i)  the  Federal   Housing
   Administration, Farmers Home Administration, Export-
   Import  Bank  of  the United States, Small  Business
   Administration  and GinnieMae, whose securities  are
   supported  by  the  full faith  and  credit  of  the
   United  States;  (ii) the Federal Home  Loan  Banks,
   Federal  Intermediate Credit Banks and the Tennessee
   Valley Authority, whose securities are supported  by
   the  right  of  the agency to borrow from  the  U.S.
   Treasury; (iii) the FannieMae, whose securities  are
   supported  by  the  discretionary authority  of  the
   U.S.  government to purchase certain obligations  of
   the  agency or instrumentality; and (iv) the Student
   Loan   Marketing   Association,  the   Interamerican
   Development  Bank  and  the International  Bank  for
   Reconstruction  and  Development,  whose  securities
   are  supported only by the credit of such  agencies.
   While   the   U.S.  government  provides   financial
   support  to such U.S. government-sponsored  agencies
   or  instrumentalities,  no assurance  can  be  given
   that  it  always  will do so  since  it  is  not  so
   obligated   by   law.   The  U.S.  government,   its
   agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

(2)Money   Market   Securities.    The   money   market
   securities in which the Fund may invest include  (i)
   commercial  paper rated A-1 or higher by Standard  &
   Poor's  ("S&P")  or  Prime-1 or  higher  by  Moody's
   Investors   Service   ("Moody's"),   or   if    such
   commercial  paper is not rated, issued by  companies
   which  have  an outstanding debt issue rated  AA  or
   higher  by  S&P  or  Aa or higher by  Moody's;  (ii)
   repurchase   agreements  entered  into   only   with
   respect  to U.S. government securities.  In  such  a
   transaction,  at  the time the  Fund  purchases  the
   security,  it  simultaneously agrees to  resell  and
   redeliver  the  security to  the  seller,  who  also
   simultaneously agrees to buy back the security at  a
   fixed  price and time.  This assures a predetermined
   yield  for the Fund during its holding period  since
   the   resale  price  is  always  greater  than   the
   purchase  price  and reflects an agreed-upon  market
   rate.   Such transactions afford an opportunity  for
   the  Fund  to  invest  temporarily  available  cash.
   Repurchase  agreements may be  considered  loans  to
   the   seller,   collateralized  by  the   underlying
   securities. The risk to the Fund is limited  to  the
   ability of the seller to pay the agreed-upon sum  on
   the  repurchase date; in the event of  default,  the
   repurchase  agreement  provides  that  the  Fund  is
   entitled to sell the underlying collateral.  If  the
   value   of   the  collateral  declines   after   the
   agreement  is  entered into,  however,  and  if  the
   seller  defaults under a repurchase  agreement  when
   the  value of the underlying collateral is less than
   the  repurchase price, the Fund could incur  a  loss
   of  both principal and interest.  LCMCM monitors the
   value  of the collateral at the time the transaction
   is  entered into and at all times during the term of
   the  repurchase  agreement.  LCMCM  does  so  in  an
   effort   to   determine  that  the  value   of   the
   collateral  always equals or exceeds the agreed-upon
   repurchase  price to be paid to the  Fund.   If  the
   seller  were  to be subject to a federal  bankruptcy
   proceeding,  the  ability of the Fund  to  liquidate
   the  collateral could be delayed or impaired because
   of  certain provisions of the bankruptcy laws; (iii)
   certificates   of  deposit  issued   against   funds
   deposited  in  a domestic branch of a U.S.  bank  or
   savings  and  loan association that are  insured
   by the  Federal Deposit Insurance Corporation ("FDIC")
   and  have  assets in excess of $500  million.   Such
   certificates  are  for a definite  period  of  time,
   earn  a  specified rate of return and  are  normally
   negotiable.   If  such certificates of  deposit  are
   non-negotiable,  they  will be  considered  illiquid
   securities   and  be  subject  to  the  Fund's   15%
   restriction  on investments in illiquid  securities.
   Pursuant  to  a certificate of deposit,  the  issuer
   agrees to pay the amount deposited plus interest  to
   the  bearer of the certificate on the date specified
   thereon.    Under  current  FDIC  regulations,   the
   maximum  insurance payable as to any one certificate
   of  deposit is $100,000; therefore, certificates  of
   deposit purchased by the Fund will not generally  be
   fully insured; (iv) bankers' acceptances, which  are
   short-term   credit  instruments  used  to   finance
   commercial  transactions.  Generally, an  acceptance
   is  a  time draft drawn on a bank by an exporter  or
   an  importer to obtain a stated amount of  funds  to
   pay  for  specific merchandise.  The draft  is  then
   "accepted"    by   a   bank   that,    in    effect,
   unconditionally guarantees to pay the face value  of
   the   instrument   on   its  maturity   date.    The
   acceptance  may  then be held by the accepting  bank
   as  an  asset  or  it may be sold in  the  secondary
   market  at the going rate of interest for a specific
   maturity;  and  (v)  bank time deposits,  which  are
   monies  kept on deposit with U.S. banks  or  savings
   and  loan associations for a stated period  of  time
   at   a  fixed  rate  of  interest.   There  may   be
   penalties  for  the early withdrawal  of  such  time
   deposits,  in  which  case  the  yields   of   these
   investments will be reduced.

b) Illiquid Securities

The  Fund  may  invest up to 15% of its net  assets  in
illiquid  securities  (i.e., securities  that  are  not
readily marketable).  For purposes of this restriction,
illiquid  securities include, but are not  limited  to,
restricted  securities (securities the  disposition  of
which is restricted under the federal securities laws),
repurchase  agreements  with maturities  in  excess  of
seven  days  and other securities that are not  readily
marketable.  The Board of Directors of the Fund, or its
delegate,  has the ultimate authority to determine,  to
the  extent  permissible under the  federal  securities
laws,  which  securities  are liquid  or  illiquid  for
purposes  of  this 15% limitation.  Certain  securities
exempt  from  registration or  issued  in  transactions
exempt  from registration under the Securities  Act  of
1933,  as  amended  (the  "Securities  Act"),  such  as
securities   that   may  be  resold  to   institutional
investors under Rule 144A under the Securities Act, may
be  considered liquid under guidelines adopted  by  the
Board  of  Directors.  However, investing in securities
which  may  be resold pursuant to Rule 144A  under  the
Securities Act could have the effect of increasing  the
level  of  the  Fund's illiquidity to the  extent  that
institutional   investors   become,   for    a    time,
uninterested in purchasing such securities.

The  Board of Directors has delegated to LCMCM the day-
to-day  determination of the liquidity of any security,
although   it  has  retained  oversight  and   ultimate
responsibility  for such determinations.   Although  no
definitive  liquidity criteria are used, the  Board  of
Directors  has directed  LCMCM to look to such  factors
as  (i)  the  nature  of the market  for  the  security
(including  the  institutional private resale  market),
(ii)   the   terms  of  certain  securities  or   other
instruments  allowing for the disposition  to  a  third
party  or  the issuer thereof (e.g., certain repurchase
obligations   and   demand  instruments),   (iii)   the
availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

Restricted  securities may be sold  only  in  privately
negotiated  transactions or in a public  offering  with
respect to which a registration statement is in  effect
under  the  Securities  Act.   Where  registration   is
required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.
Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.
If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for Rule 144A securities deemed to be liquid by LCMCM), the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

c) Non-Diversification

While the Fund is "non-diversified," which means that it is permitted to invest its assets in a more limited number of companies than other mutual funds, the Fund intends to diversify its assets to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"). To qualify (i) not more than 25% of the total value of the Fund's assets may be invested in securities of any one issuer or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar or related trades or businesses, and (ii) with respect to 50% of the total value of the Fund's assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to investments in U.S. government securities or the securities of other regulated investment companies.

Accordingly, as a "non-diversified" fund, the Fund  may
invest up to 50% of its assets in the securities of  as
few  as  two companies, up to 25% each, so long as  the
Fund  does  not control the two companies and  the  two
companies  are  engaged in different  businesses.   The
Fund  may  also invest up to 50% of its assets  in  the
securities of as few as ten companies, up to  5%  each,
provided that the Fund does not own in excess of 10% of
any   company's   outstanding   voting   stock.    Non-
diversification involves an increased risk of loss to the Fund when the market value of a security declines.

d) Concentration

The  Fund  has adopted a fundamental investment  policy
which  prohibits the Fund from investing more than  25%
of  its  total  assets in securities of  issuers  whose
principal business activities are in the same industry,
except  that the Fund will invest, under normal  market
conditions,  more than 25% of its total assets  in  the
securities  of  issuers  in the information  technology
industry.   For  this purpose, "information  technology
industry"  is  comprised of those  companies  providing
infrastructure, content and e-commerce products  and/or
services  designed  for Internet use.   This  industry,
which   is   very  dynamic  and  therefore   frequently
changing, currently consists of 13 sectors and 65  sub-
sectors   as  identified  by  LCMCM.   See  "Investment
Objective  and  Policies" in the  Prospectus  for  more
information.   Because a relatively high percentage  of
the  Fund's  assets will be invested in the information
technology  industry,  the Fund's portfolio  securities
will  be  especially influenced by factors specific  to
that   industry   and  may  be  more   susceptible   to
fluctuation in value than portfolio securities of a less concentrated investment company.

e) Derivative Transactions

In   General.   The  Fund  may  invest  in   derivative
instruments for any lawful purpose consistent with  its
investment objective such as hedging or managing  risk,
but  not  for speculation.  Derivative instruments  are
commonly  defined  to include securities  or  contracts
whose  value depend on (or "derive" from) the value  of
one  or  more  other  assets,  such  as  securities  or
commodities.    These  "other  assets"   are   commonly
referred to as "underlying assets."

Options and forward contracts are considered to be  the
basic "building blocks" of derivatives.  An option is a
contract  in  which  the "holder" (the  buyer)  pays  a
certain  amount  (the "premium") to the  "writer"  (the
seller) to obtain the right, but not the obligation, to
buy from the writer (in a "call") or sell to the writer
(in  a  "put") a specific asset at an agreed upon price
(the "strike price" or "exercise price") at or before a
certain time (the "expiration date").  The holder  pays
the  premium at inception and has no further  financial
obligation.   The holder of an option-based  derivative
generally will benefit from favorable movements in  the
price  of  the underlying asset but is not  exposed  to
corresponding  losses due to adverse movements  in  the
value of the underlying asset.  The writer of an option-
based   derivative  generally  will  receive  fees   or
premiums but generally is exposed to losses due to changes in the value of the underlying asset.

A  forward is a sales contract between a buyer (holding
the  "long" position) and a seller (holding the "short"
position) for an asset with delivery deferred  until  a
future date.  The buyer agrees to pay a fixed price  at
the agreed future date and the seller agrees to deliver
the  asset.  The seller hopes that the market price  on
the  delivery date is
less than the agreed upon  price,
while the buyer hopes for the contrary.  The change  in
value  of  a  forward-based  derivative  generally   is
roughly proportional to the change in value of the underlying asset.

While the Fund may invest in options, it will not invest in forward contracts. As described below, the Fund may, however, invest in futures contracts.

Hedging.   The  Fund may use derivative instruments  to
protect against possible adverse changes in the  market
value  of securities held in, or are anticipated to  be
held in, the Fund's portfolio.  Derivatives may also be
used  by  the  Fund  to  "lock-in"  its  realized   but
unrecognized  gains  in  the  value  of  its  portfolio
securities.   Hedging strategies,  if  successful,  can
reduce   the  risk  of  loss  by  wholly  or  partially
offsetting  the  negative effect of  unfavorable  price
movements  in  the investments being hedged.   However,
hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing  Risk.   The  Fund  may  also  use  derivative
instruments   to  manage  the  risks  of   the   Fund's
portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for the Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

Exchange  or  OTC Derivatives.  Derivative  instruments
may  be  exchange-traded or traded in  over-the-counter
("OTC") transactions between private parties.  Exchange-
traded derivatives are standardized options and futures
contracts  traded  in an auction  on  the  floor  of  a
regulated  exchange.  Exchange contracts are  generally
liquid.  The exchange clearinghouse is the counterparty
of  every  contract.  Thus, each holder of an  exchange
contract  bears  the credit risk of  the  clearinghouse
(and  has the benefit of its financial strength) rather
than   that   of   a   particular  counterparty.    OTC
transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. For purposes of the Fund's
15% limitation on investments in illiquid securities, OTC transactions (as well as any assets used to cover such transactions) will be considered illiquid.

Risks   and   Special  Considerations.   The   use   of
derivative  instruments  involves  risks  and   special
considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1)Market  Risk.   The primary risk of  derivatives  is
   the  same  as  the  risk of the  underlying  assets;
   namely,  that the value of the underlying asset  may
   go  up  or down.  Adverse movements in the value  of
   an  underlying asset can expose the Fund to  losses.
   Derivative  instruments  may  include  elements   of
   leverage  and, accordingly, the fluctuation  of  the
   value  of  the derivative instrument in relation  to
   the   underlying   asset  may  be  magnified.    The
   successful  use  of  derivative instruments  depends
   upon  a  variety  of  factors, particularly  LCMCM's
   ability  to  predict  movements of  the  securities,
   currencies  and commodities markets, which  requires
   different  skills  than predicting  changes  in  the
   prices  of individual securities.  There can  be  no
   assurance that any particular strategy adopted  will
   succeed.   A  decision  to engage  in  a  derivative
   transaction will reflect LCMCM's judgment  that  the
   derivative  transaction will provide  value  to  the
   Fund  and  its  shareholders and is consistent  with
   the  Fund's  objectives, investment limitations  and
   operating  policies.   In making  such  a  judgment,
   LCMCM  will  analyze the benefits and risks  of  the
   derivative  transaction  and  weigh  them   in   the
   context   of   the  Fund's  entire   portfolio   and
   investment objective.

(2)Credit  Risk.  The Fund will be subject to the  risk
   that  a  loss  may be sustained by  the  Fund  as  a
   result  of  the failure of a counterparty to  comply
   with  the  terms  of a derivative  instrument.   The
   counterparty  risk  for  exchange-traded  derivative
   instruments  is  generally less than for  privately-
   negotiated  or  OTC  derivative  instruments,  since
   generally a clearing agency, which is the issuer  or
   counterparty  to  each  exchange-traded  instrument,
   provides a guarantee of performance.  For privately-
   negotiated   instruments,  there   is   no   similar
   clearing  agency  guarantee.  In  all  transactions,
   the  Fund  will bear the risk that the  counterparty
   will  default, and this could result in  a  loss  of
   the  expected benefit of the derivative  transaction
   and  possibly  other losses to the Fund.   The  Fund
   will   enter   into   transactions   in   derivative
   instruments only with counterparties that LCMCM reasonably believes are capable of performing under the contract.

(3)Correlation Risk.  When a derivative transaction  is
   used  to  completely hedge another position, changes
   in  the  market value of the combined position  (the
   derivative   instrument  plus  the  position   being
   hedged)   result   from  an  imperfect   correlation
   between  the price movements of the two instruments.
   With  a  perfect  hedge, the value of  the  combined
   position  remains unchanged for any  change  in  the
   price  of  the underlying asset being hedged.   With
   an  imperfect  hedge, the value  of  the  derivative
   instrument   and   its  hedge  are   not   perfectly
   correlated.   Correlation  risk  is  the  risk  that
   there  might be imperfect correlation,  or  even  no
   correlation,   between   price   movements   of   an
   instrument and price movements of investments  being
   hedged.   For example, if the value of a  derivative
   instrument used in a short hedge (such as writing  a
   call  option,  buying  a put  option  or  selling  a
   futures   contract)  increased  by  less  than   the
   decline  in  value  of the hedged  investments,  the
   hedge  would  not be perfectly correlated.   Such  a
   lack  of  correlation  might occur  due  to  factors
   unrelated  to  the  value of the  investments  being
   hedged,  such  as speculative or other pressures  on
   the  markets in which these instruments are  traded.
   The  effectiveness  of hedges using  instruments  on
   indices  will  depend, in part,  on  the  degree  of
   correlation  between price movements  in  the  index
   and   price  movements  in  the  investments   being
   hedged.

(4)Liquidity  Risk.   Derivatives are also  subject  to
   liquidity risk.  Liquidity risk is the risk  that  a
   derivative instrument cannot be sold, closed out  or
   replaced   quickly   at  or  very   close   to   its
   fundamental  value.   Generally, exchange  contracts
   are  very  liquid because the exchange clearinghouse
   is   the   counterparty  of  every  contract.    OTC
   transactions  are  less liquid than  exchange-traded
   derivatives since they often can only be closed  out
   with  the other party to the transaction.  The  Fund
   might   be   required   by   applicable   regulatory
   requirements   to   maintain  assets   as   "cover,"
   maintain  segregated  accounts  and/or  make  margin
   payments  when  it  takes  positions  in  derivative
   instruments  involving obligations to third  parties
   (i.e.,  instruments  other than purchased  options).
   If  the Fund is unable to close out its positions in
   such  instruments, it might be required to  continue
   to  maintain  such assets or accounts or  make  such
   payments until the position expires, matures  or  is
   closed  out.   The  requirements  might  impair  the
   Fund's ability to sell a portfolio security or  make
   an  investment at a time when it would otherwise  be
   favorable to do so, or require that the Fund sell  a
   portfolio  security at a disadvantageous time.   The
   Fund's  ability to sell or close out a  position  in
   an   instrument  prior  to  expiration  or  maturity
   depends  on  the  existence of  a  liquid  secondary
   market  or,  in  the absence of such a  market,  the
   ability  and  willingness  of  the  counterparty  to
   enter  into a transaction closing out the  position.
   Therefore,   there   is  no   assurance   that   any
   derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5)Legal  Risk.  Legal risk is the risk of loss  caused
   by   the   legal  unenforceability  of   a   party's
   obligations  under the derivative.   While  a  party
   seeking  price  certainty agrees  to  surrender  the
   potential   upside   in   exchange   for    downside
   protection,  the  party taking the risk  is  looking
   for  a  positive  payoff.   Despite  this  voluntary
   assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6)Systemic       or      "Interconnection"       Risk.
   Interconnection risk is the risk that  a  disruption
   in  the  financial  markets will cause  difficulties
   for  all  market  participants.  In other  words,  a
   disruption in one market will spill over into  other
   markets,  perhaps creating a chain  reaction.   Much
   of  the OTC derivatives market takes place among the
   OTC   dealers  themselves,  thus  creating  a  large
   interconnected  web of financial obligations.   This
   interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

General Limitations.  The use of derivative instruments
is  subject to applicable regulations of the  SEC,  the
several  options and futures exchanges upon which  they
may   be  traded  and  the  Commodity  Futures  Trading
Commission ("CFTC").

The   Fund  has  filed  a  notice  of  eligibility  for
exclusion  from  the definition of the term  "commodity
pool  operator" with the CFTC and the National  Futures
Association,  which  regulate trading  in  the  futures
markets.    In  accordance  with  Rule   4.5   of   the
regulations  under the CEA, the notice  of  eligibility
for  the  Fund includes representations that  the  Fund
will  use futures contracts and related options  solely
for  bona  fide hedging purposes within the meaning  of
CFTC regulations, provided that the Fund may hold other
positions in futures contracts and related options that do
not qualify as a bona fide hedging position if  the
aggregate initial margin deposits and premiums required
to  establish these positions, less the amount by which
any   such   futures  contracts  and  related   options
positions are "in the money," do not exceed 5% of the Fund's net assets.

The   SEC  has  identified  certain  trading  practices
involving  derivative  instruments  that  involve   the
potential  for leveraging a fund's assets in  a  manner
that  raises  issues under the 1940 Act.  In  order  to
limit  the  potential for the leveraging  of  a  fund's
assets,  as  defined under the 1940 Act,  the  SEC  has
stated  that a fund may use coverage or the segregation
of  a  fund's assets.  The Fund will set aside cash  or
other   permissible  liquid  assets  in  a   segregated
custodial account if required to do so by SEC and  CFTC
regulations   and/or   SEC  and  CFTC   interpretations
thereof.   Assets used as cover or held in a segregated
account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

In  some cases, the Fund may be required to allocate or
limit  a percentage of its assets to a particular asset
class.   In  such cases, the Fund may use a  derivative
instrument to increase or decrease exposure to an asset
class.  When the Fund uses derivatives in this way,  it
is  required by applicable SEC guidelines to set  aside
liquid  assets  in a segregated account to  secure  its
obligations  under  the derivative instruments.   Under
these   circumstances,  LCMCM  may,  where  reasonable,
measure  compliance with the applicable  percentage  by
reference  to  the  nature  of  the  economic  exposure
created  through  the use of the derivative  instrument
and  not  by  reference to the nature of  the  exposure
arising  from  the assets set aside in  the  segregated
account (unless another interpretation is specified  by
applicable regulatory requirements, in which case  such
other  interpretation  will  be  complied  with).   For
example, if U.S. government securities are set aside to
secure  the Fund's obligations under an equity position
involving   a   derivative  instrument,  the   combined
position (i.e., the derivative instrument and the  U.S.
government  securities) will be treated  as  an  equity
position   (if  allowed  under  applicable   regulatory
requirements), not as a U.S. government securities position.

Options.   The  Fund  may use options  for  any  lawful
purpose  consistent with its investment objective  such
as  hedging  or managing risk, but not for speculation.
The  Fund  may purchase (buy) or write (sell)  put  and
call  options  on  securities  and  securities  indices
("underlying   assets")   and   enter   into    closing
transactions with respect to such options to  terminate
an  existing  position.  Options used by the  Fund  may
include  European, American and Bermuda style  options.
If  an option is exercisable only at maturity, it is  a
"European" option; if it is also exercisable  prior  to
maturity,  it  is  an  "American"  option.   If  it  is
exercisable only at certain times, it is a "Bermuda" option.

The  Fund may purchase (buy) and write (sell)  put  and
call  options and enter into closing transactions  with
respect  to  such  options  to  terminate  an  existing
position.   The purchase of call options  serves  as  a
long hedge, and the purchase of put options serves as a
short  hedge.  Writing put or call options  can  enable
the  Fund  to enhance income by reason of the  premiums
paid  by  the purchaser of such options.  Writing  call
options   serves  as  a  limited  short  hedge  because
declines in the value of the hedged investment would be
offset  to  the  extent  of the  premium  received  for
writing   the   option.   However,  if   the   security
appreciates  to a price higher than the exercise  price
of  the call option, it can be expected that the option
will  be  exercised and the Fund will be  obligated  to
sell the security at less than its market value or will
be  obligated  to  purchase the  security  at  a  price
greater  than that at which the security must  be  sold
under  the  option.   Writing put options serves  as  a
limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The  value  of  an option position will reflect,  among
other  things, the historical price volatility  of  the
underlying investment, the current market value of  the
underlying   investment,  the  time   remaining   until
expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.

The  Fund  may  effectively  terminate  its  right   or
obligation under an option by entering into  a  closing
transaction.   For example, the Fund may terminate  its
obligation under a call or put option that it had written by purchasing an identical call or put option;
this  is  known  as  a  closing  purchase  transaction.
Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.
In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty")
(usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions
in  exchange-listed options depends on the existence of
a liquid market.  The Fund intends to purchase or write
only  those  exchange-traded options  for  which  there
appears  to  be  a  liquid secondary market.   However,
there can be no assurance that such a market will exist
at  any  particular time.  Closing transactions can  be
made  for OTC options only by negotiating directly with
the  counterparty, or by a transaction in the secondary
market  if any such market exists.  Although  the  Fund
will  enter  into OTC options only with  counterparties
that  are  expected  to  be capable  of  entering  into
closing  transactions  with  the  Funds,  there  is  no
assurance that the Fund will in fact be able  to  close
out  an  OTC  option  at  a favorable  price  prior  to
expiration.   In  the  event  of  insolvency   of   the
counterparty, the Fund might be unable to close out  an
OTC   option  position  at  any  time  prior   to   its
expiration.   If  the  Fund were  unable  to  effect  a
closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The   Fund  may  engage  in  options  transactions   on
securities  indices  in much the  same  manner  as  the
options on securities discussed above, except the index
options   may   serve  as  a  hedge   against   overall
fluctuations in the securities market in general.

The  writing  and  purchasing of options  is  a  highly
specialized    activity   that   involves    investment
techniques  and  risks different from those  associated
with   ordinary   portfolio  securities   transactions.
Imperfect   correlation   between   the   options   and
securities markets may detract from the effectiveness of attempted hedging. The Fund will not invest more than 10% of its total assets in options, nor will it sell options in an amount exceeding 10% of its total assets.

Futures  Contracts.  The Fund may use futures contracts
for  any  lawful purpose consistent with its investment
objective  such as hedging and managing risk,  but  not
for speculation.  The Fund may enter into interest rate
and  index futures.  The Fund may also purchase put and
call  options, and write covered put and call  options,
on  futures  in  which it is allowed  to  invest.   The
purchase  of futures or call options thereon can  serve
as  a  long  hedge,  and the sale  of  futures  or  the
purchase  of put options thereon can serve as  a  short
hedge.    Writing  covered  call  options  on   futures
contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities.
The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices and sales of futures as an offset against the effect of expected declines in securities prices.

To the extent required by regulatory authorities, the Fund may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument.
Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

An  interest  rate  futures contract provides  for  the
future sale by one party and purchase by another  party
of   a   specified  amount  of  a  specific   financial
instrument (e.g., debt security) for a specified  price
at a designated date,
time and place.  An index futures
contract is an agreement pursuant to which the  parties
agree  to  take or make delivery of an amount  of  cash
equal  to the difference between the value of the index
at  the  close of the last trading day of the  contract
and  the price at which the index futures contract  was
originally  written.  Transaction  costs  are  incurred
when  a  futures contract is bought or sold and  margin
deposits must be maintained.  A futures contract may be
satisfied by delivery or purchase, as the case may  be,
of  the  instrument or by payment of the change in  the
cash  value  of  the  index.   More  commonly,  futures
contracts are closed out prior to delivery by  entering
into  an  offsetting transaction in a matching  futures
contract.   Although the value of an index might  be  a
function  of the value of certain specified securities,
no  physical delivery of those securities is made.   If
the offsetting purchase price is less than the original
sale  price, the Fund realizes a gain; if it  is  more,
the   Fund  realizes  a  loss.   Conversely,   if   the
offsetting  sale  price  is  more  than  the   original
purchase  price, the Fund realizes a  gain;  if  it  is
less,  the Fund realizes a loss.  The transaction costs
must also be included in these calculations.  There can
be no assurance, however, that the Fund will be able to
enter into an offsetting transaction with respect to  a
particular futures contract at a particular  time.   If
the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No  price  is  paid by the Fund upon  entering  into  a
futures  contract.   Instead, at  the  inception  of  a
futures contract, the Fund is required to deposit in  a
segregated account with its custodian, in the  name  of
the  futures  broker through whom the  transaction  was
effected, "initial margin," consisting of cash or other
liquid  assets, in an amount generally equal to 10%  or
less  of  the  contract value.   Margin  must  also  be
deposited  when  writing a call  or  put  option  on  a
futures   contract,  in  accordance   with   applicable
exchange    rules.    Unlike   margin   in   securities
transactions, initial margin on futures contracts  does
not  represent a borrowing, but rather is in the nature
of  a  performance bond or good-faith deposit  that  is
returned  to  the  Fund  at  the  termination  of   the
transaction  if all contractual obligations  have  been
satisfied.   Under  certain  circumstances,   such   as
periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to  and
from  the  futures  broker daily as the  value  of  the
futures position varies, a process known as "marking to
market."   Variation margin does not involve borrowing,
but  rather represents a daily settlement of the Fund's
obligations to or from a futures broker.  When the Fund
purchases an option on a future, the premium paid  plus
transaction costs is all that is at risk.  In contrast,
when the Fund purchases or sells a futures contract  or
writes  a call or put option thereon, it is subject  to
daily  variation margin calls that could be substantial
in  the event of adverse price movements.  If the  Fund
has  insufficient  cash to meet daily variation  margin
requirements,  it might need to sell  securities  at  a
time  when  such sales are disadvantageous.  Purchasers
and sellers of futures positions and options on futures
can  enter  into  offsetting  closing  transactions  by
selling  or  purchasing,  respectively,  an  instrument
identical to the instrument held or written.  Positions
in futures and options on futures may be closed only on
an exchange or board of trade that provides a secondary
market.    The  Fund  intends  to  enter  into  futures
transactions only on exchanges or boards of trade where
there   appears  to  be  a  liquid  secondary   market.
However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.
The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain certain liquid securities in a segregated account.

Certain  characteristics of the  futures  market  might
increase  the  risk that movements  in  the  prices  of
futures contracts or options on futures contracts might
not correlate perfectly with movements in the prices of the
investments  being  hedged.   For  example,   all
participants  in  the futures and  options  on  futures
contracts markets are subject to daily variation margin
calls  and  might be compelled to liquidate futures  or
options on futures contracts positions whose prices are
moving  unfavorably to avoid being subject  to  further
calls.   These  liquidations could increase  the  price
volatility  of the instruments and distort  the  normal
price  relationship between the futures or options  and
the  investments  being hedged.  Also, because  initial
margin deposit requirements in the futures markets  are
less onerous than margin requirements in the securities
markets,  there  might  be increased  participation  by
speculators  in the future markets.  This participation
also  might  cause  temporary  price  distortions.   In
addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions. The Fund will limit its futures transactions to those permitted under Rule 4.5 of the CEA.

f)   Foreign Securities

The Fund may invest up to 5% of its net assets directly
in  foreign  securities.  Investments in securities  of
foreign issuers involve risks which are in addition  to
the  usual risks inherent in domestic investments.   In
many   countries,  there  is  less  publicly  available
information  about  issuers than is  available  in  the
reports  and ratings published about companies  in  the
U.S.   Additionally, foreign companies are not  subject
to uniform accounting, auditing and financial reporting
standards.   Other risks inherent in foreign investment
include     expropriation;    confiscatory    taxation;
withholding  taxes  on  dividends  and  interest;  less
extensive  regulation  of foreign  brokers,  securities
markets  and  issuers;  costs incurred  in  conversions
between  currencies; the illiquidity and volatility  of
foreign  securities markets; the possibility of  delays
in    settlement   in   foreign   securities   markets;
limitations on the use or transfer of assets (including
suspension of the ability to transfer currency  from  a
given country); the difficulty of enforcing obligations
in   other  countries;  diplomatic  developments;   and
political or social instability.  Foreign economies may
differ  favorably or unfavorably from the U.S.  economy
in  various  respects, and many foreign securities  are
less  liquid  and their prices are more  volatile  than
comparable U.S. securities.  From time to time, foreign
securities  may  be  difficult  to  liquidate   rapidly
without   adverse   price   effects.    Certain   costs
attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

                      MANAGEMENT

The  directors and officers of the Fund, together  with
information  as to their principal business occupations
during the last five years, and other information,  are
shown   below.    Each  director  who  is   deemed   an
"interested person" of the Fund, as defined in the 1940
Act,  is  indicated by an asterisk.  The directors  and
officers  listed  below  have  served  as  such   since
inception of the Fund in August 1998, except as otherwise noted.

*Michael  R.  Grady,  Jr.,  President,  Treasurer   and
Director of the Fund (DOB 8/19/62; Age 36).

Mr. Grady co-founded the Fund's investment adviser, LCMCM, with Mr. Barry Glasgow in June 1998 and has served as its President and a Director since then.
Since  January  1997,  Mr. Grady  has  also  served  as
President of LaSalle St. Capital Markets, Inc., an investment banking, research and consulting firm which is an affiliate of LCMCM, and since December 1996, Mr.
Grady has served as a registered representative of LaSalle St. Securities, LLC, a registered broker-dealer, an affiliate of LCMCM and the Fund's principal underwriter (the "Underwriter"). Prior to joining the LaSalle group of companies, both of which are located in Chicago, Illinois, Mr. Grady spent 18 months with
Madison Securities, Inc., a registered broker-dealer in Chicago, Illinois (from June 1995 until December 1996), and 14 months with Lexington Securities, Inc., a registered broker-dealer in Chicago, Illinois (from
April  1994  until June 1995).  At both companies,  Mr.
Grady served as a registered representative and an Executive Vice President. From August 1990 until April
1994, Mr. Grady served as a registered representative of A.G. Edwards & Sons, Inc., a registered broker-dealer in Bartlett, Illinois. Mr. Grady received his B.S. in Finance from Northern Illinois University in
1985.

*Barry  J.  Glasgow,  Vice  President,  Secretary   and
Director of the Fund (DOB 4/14/43; Age 56).

Mr. Glasgow co-founded the Fund's investment adviser, LCMCM, with Mr. Grady in June 1998 and has served as its Chief Investment Officer, Secretary, Portfolio Manager and a Director since then. From May 1991 until June

1998, Mr. Glasgow served as the Managing  Partner
and  Portfolio Manager of Gonski & Glasgow Investments,
a  registered  investment adviser in  Elgin,  Illinois.
From January 1991 until May 1996, Mr. Glasgow served as
a   registered   representative   of   Rocky   Mountain
Securities,  Inc., a registered broker-dealer,  in  its
Elgin, Illinois branch office.  From May 1996 until May
1998, Mr. Glasgow served as a registered representative
of  Berry-Shino Securities, Inc., a registered  broker-
dealer,  in  its Elgin, Illinois branch office.   Since
May 1998, Mr. Glasgow has served as a registered representative of the Underwriter, and from November
1998 until the date hereof, Mr. Glasgow served as a Research Analyst of LaSalle St. Capital Markets, Inc.

David  A.  Schwering, Ph.D., Director of the Fund  (DOB 1/8/50; Age 49).

Dr.  Schwering  has  served  as  the  President  and  a
Director of American Communication & Computation, Inc.,
a    corporation    engaged   in   the   communications
infrastructure business, since January 1980, and  as  a
Director of International Digital Maintenance, Ltd.,  a
digital  equipment repair firm, since May  1972.   Both
companies are located in Silver Springs, Maryland.  Dr.
Schwering  holds  several  patents  in  the  fields  of
electronic  and  security devices.   As  a  pioneer  in
modern computing, Dr. Schwering developed several early
computer technologies.  In the 1970s, he developed  the
downlink  and  computation algorithms  for  NASA's  ABS
satellites,  the  domestic money  transfer  system  for
Bankers Trust in New York, the off-track betting system
for   the   State   of  New  York  and   an   encrypted
telecommunications system for the U.S. government.  Dr.
Schwering  received  his  B.S.  in  Physics  from   the
Massachusetts  Institute  of Technology  (M.I.T.),  his
M.S.C.S.  from  the  University  of  Maryland   and   a
Doctorate  in  Economics from Harvard University.   Dr.
Schwering is listed in "Who's Who" in the computer industry.

Michael  Radnor,  Ph.D.,  Director  of  the  Fund  (DOB 2/1/33; Age 66).

Dr.  Radnor  has  served  as a Professor  at  the  J.L.
Kellogg  Graduate School of Management at  Northwestern
University in Evanston, Illinois since 1964.  In  1983,
Dr.   Radnor   launched   the  International   Business
Development   program  through  which  his   staff   at
Northwestern   assisted  numerous  U.S.   and   foreign
companies to strengthen their international operations,
technology   and   trade   strategies   and   programs.
Privatized as IBD, Inc. in late 1994, the program works
with  firms in several countries worldwide.  Dr. Radnor
is  the  President of IBD, Inc.  In 1989,  Dr.  Radnor,
with  support  from the State of Illinois,  established
the   Small   Business   Development   Center/Incubator
("SBDC"). SBDC provides counseling, training, referral services and direct assistance to small businesses in the Midwest.

George  D.  Kraft,  Ph.D., Director of  the  Fund  (DOB 9/10/37; Age 61).

Dr.  Kraft  has  served as a Professor  at  the  I.I.T.
Stuart  School  of Business in Chicago, Illinois  since
1994.   Previously,  he was an Associate  Professor  of
Electrical  and  Computer  Engineering  in  the  Armour
College  of Engineering at I.I.T.  In 1993,  Dr.  Kraft
helped  form  the  Telecommuting  Advisory  Council  of
Illinois,  and in 1991, he was a member of a  statewide
telecommunications committee that developed a strategic
plan  for  wiring Illinois with a broadband  multimedia
network.   He  has consulted extensively for  the  U.S.
government  through  work for the  Defense  Information
Systems  Agency,  the Department of Housing  and  Urban
Development  and  the General Services  Administration.
Each  of  these  agencies has used him  as  a  national
expert  on telecommunication capabilities and products.
Dr.  Kraft  has  also been involved with  the  National
Institute  of Standards and Technology, as  manager  of
the   Integrated  Services  Digital  Network   ("ISDN")
Standardization Effort and the Alternate Chairman of the Executive Steering Committee of the North American
ISDN User's Forum. Dr. Kraft has served as a Director of the Fund since March 1999.

Lawrence  E.  Harb, Director of the Fund (DOB  7/28/53; Age 45).

Mr.  Harb has served as the Managing Director of  Sales
and  Marketing for J.S. Wurzler Underwriting  Managers,
LLC  ("Wurzler"),  an underwriter of  internet  and  e-
commerce insurance for certain syndicates of Lloyds  of
London  which  is  located in Okemos,  Michigan,  since
January  1999.   Prior  to  joining  Wurzler,  he   was
affiliated  with  Aon  Corp.  for  approximately  three
years.    Aon  Corp.,  which  is  located  in  Chicago,
Illinois,  is a holding company that owns mutual  fund,
investment advisory and brokerage businesses.  While at
Aon  Corp.,  Mr. Harb served as Chairman  of  Financial
Solutions  Insurance  Services, an insurance  brokerage
firm;  President of Aon Securities Corp., a  registered
broker-dealer;  and  Senior Vice President/Director  of
Marketing  of  Aon  Advisors, a  registered
investment adviser.  Before his involvement with Aon Corp.,
Mr. Harb  was President and founder of LaSalle Consultants,
Ltd.,  a  financial consulting firm located in  Melrose
Park, Illinois, and President of LCL Investments, Inc.,
a  registered  broker-dealer located in  Melrose  Park,
Illinois.    Mr.  Harb has over 23 years experience  in
the financial services industry, co-authored a book  on
banking  and has taught at the I.I.T. Stuart School  of
Business  in Chicago, Illinois.  Mr. Harb received  his
B.S. in Management from Northern Illinois University in
1975   and  his  Masters  of  Management  degree   from
Northwestern University's Kellogg School of Management in 1993. Mr. Harb has served as a Director of the Fund since March 1999.

The  address of Messrs. Grady and Glasgow is  810  West
Washington Boulevard, Chicago, Illinois 60607; the address of Dr. Schwering is 223 University Boulevard
East, Silver Spring, Maryland 20901; the address of Dr.
Radnor is Northwestern University, 2001 Sheridan  Road,
Evanston, Illinois 60208; the address of Dr.  Kraft  is
I.I.T.  Stuart School of Business, Room 424,  565  West
Adams Street, Chicago, Illinois 60631; and the address of Mr. Harb is 3520 Okemos Road, Suite 120, Okemos,
Michigan 48864-5943.

Directors and officers of the Fund who are also officers, directors or employees of LCMCM will not receive any remuneration from the Fund for serving as directors or officers. Accordingly, neither Mr. Grady nor Mr. Glasgow will receive any remuneration from the Fund for their services as directors and officers.
However, the remaining directors will receive the following fees for their services as directors of the Fund:(1)

Name                    Cash             Other         Total
                   Compensation(2)   Compensation
David A. Schwering    $8,000             $0            $8,000
Michael Radnor        $8,000             $0            $8,000
George D. Kraft       $8,000             $0            $8,000
Lawrence E. Harb      $8,000             $0            $8,000
Total                $32,000             $0           $32,000
__________
(1)The amounts indicated are estimates of amounts to be paid by the Fund during its first fiscal year.

(2)Each  director  who  is  not deemed  an  "interested
   person"  of  the Fund, as defined in the  1940  Act,
   will  receive  $2,000 for each  Board  of  Directors
   meeting  attended by such person, plus reimbursement
   of   reasonable  expenses  incurred  in   connection
   therewith.   The  Board  anticipates  holding   four
   meetings  during its first fiscal year.  Thus,  each
   disinterested director is entitled to up  to  $8,000
   during   such  time  period  from  the  Fund,   plus
   reasonable expenses.

                PRINCIPAL SHAREHOLDERS

Prior to the Fund's initial public offering, the following persons owned of record or are known by the Fund to have owned beneficially 5% or more of the outstanding shares of common stock of the Fund:

     Name and Address          No. Shares     Percentage
     Laurie Grady*               4,233           40%
     810 West Washington Blvd.
     Chicago, Illinois 60607

     McDermott-LaSalle, Inc.**   4,233           40%
     810 West Washington Blvd.
     Chicago, Illinois 60607

     Byron and Joy Crowe***      2,117           20%
     810 West Washington Blvd.
     Chicago, Illinois 60607

___________

  *Laurie Grady and Michael Grady, an officer and director of the Fund and LCMCM, are married.
 **McDermott-LaSalle, Inc. is controlled by Jack McDermott, the Chairman of  the  Board  and  a  controlling  shareholder  of LCMCM.
***Byron Crowe is a director of LCMCM.

Based on the foregoing, no one owned a controlling interest in the Fund. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Fund.

        INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

LCM   Capital   Management,  Inc.  ("LCMCM")   is   the
investment  adviser to the Fund.  Jack  McDermott,  the
Chairman  of  the  Board of LCMCM, owns  a  controlling
interest in LCMCM.  Messrs. Grady and Glasgow serve  as
officers  and  directors of LCMCM and  the  Fund.   See
"Management" for more information.

The  investment advisory agreement between the Fund and
LCMCM  dated  as  of  October 26, 1999  (the  "Advisory
Agreement")  has  an  initial term  of  two  years  and
thereafter is required to be approved annually  by  the
Board of Directors of the Fund or by vote of a majority
of the Fund's outstanding voting securities (as defined
in  the  1940 Act).  Each annual renewal must  also  be
approved  by  the  vote  of a majority  of  the  Fund's
directors who are not parties to the Advisory Agreement
or interested persons of any such party, cast in person
at  a  meeting called for the purpose of voting on such
approval.  The Advisory Agreement was approved  by  the
full  Board of Directors of the Fund on August 4,  1999
and  by the initial shareholders of the Fund on October
6,  1999. The Advisory Agreement is terminable  without
penalty  on  60 days' written notice by  the  Board  of
Directors,  by  vote  of  a  majority  of  the   Fund's
outstanding voting securities or by LCMCM, and will terminate automatically in the event of its assignment.

Under  the terms of the Advisory Agreement, LCMCM  will
manage  the  Fund's  investments and business  affairs,
subject  to  the supervision of the Board of Directors.
At its expense, LCMCM will provide office space and all
necessary  office facilities, equipment  and  personnel
for   managing  the  investments  of  the   Fund.    As
compensation for its services, the Fund will pay  LCMCM
a fee, computed daily and payable monthly, equal to, on
an  annual basis, 1.0% of the Fund's average daily  net
assets.  LCMCM may from time to time voluntarily  waive
all or a portion of its management fee and/or all or  a
portion  of operating expenses in order to ensure  that
total annual operating expenses do not exceed 2.50%  of
average  daily  net  assets.   The  organizational  and
offering expenses of the Fund will be paid by LCMCM from its own assets.

Custodian,  Transfer  Agent,  Dividend  Paying   Agent,
Registrar, Fund Accountant and Administrator

As   custodian  of  the  Fund's  assets,  Firstar  Bank
Milwaukee,  N.A.  ("Firstar Bank"), 615  East  Michigan
Street, Milwaukee, Wisconsin 53202, has custody of  all
securities and cash of the Fund, delivers and  receives
payment  for  portfolio securities sold,  receives  and
pays   for  portfolio  securities  purchased,  collects
income from investments, if any, and performs other duties, all as directed by the officers of the Fund.
Firstar Bank also acts as transfer agent, dividend paying agent and registrar for the Fund, and Firstar
Mutual Fund Services, L.L.C., which is an affiliate of Firstar Bank and which is located at the same address, acts as fund accountant and administrator for the Fund.

Independent Accountants

PricewaterhouseCoopers LLP, 100 East Wisconsin  Avenue,
Suite 1500, Milwaukee, Wisconsin 53202, independent accountants for the Fund, audit and report on the Fund's financial statements.

    PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Under the Advisory Agreement, LCMCM is responsible  for
decisions to buy and sell securities for the  Fund  and
for  the  placement of the Fund's securities  business,
the  negotiation of the commissions to be paid on  such
transactions and the allocation of portfolio  brokerage
and  principal business.  Purchases may  be  made  from
brokers,  dealers  and,  on  occasion,  issuers.    The
purchase price of securities purchased from a broker or
dealer  may  include commissions and   dealer  spreads.
The   Fund   may   also  pay  mark-ups   on   principal
transactions.

In  executing transactions on behalf of the Fund, LCMCM
has no obligation to deal with any particular broker or
dealer.   Rather,  LCMCM  seeks  to  obtain  the   best
execution  at  the best security price  available  with
respect  to  each transaction.  The best price  to  the
Fund means the best net price without regard to the mix
between purchase or sale price and commission, if  any.
While  LCMCM  seeks  reasonably competitive  commission
rates,  the  Fund does not necessarily pay  the  lowest
available commission.  As noted in the Prospectus under
the  captions  "Management of  the  Fund  -  Investment
Advisory  Agreement"  and "Underwriting,"  pursuant  to
guidelines adopted by the Fund's Board of Directors and
in   accordance  with  the  rules  of  the   SEC,   the
Underwriter, which is an affiliate of LCMCM, may  serve
as  broker  to  the  Fund; however, in  order  for  the
Underwriter  to effect portfolio transactions  for  the
Fund  on  an exchange, the commissions, fees  or  other
remuneration  received  by  the  Underwriter  must   be
reasonable  and fair compared to the commissions,  fees
or   other  remuneration  paid  to  other  brokers   in
connection   with  comparable  transactions   involving
similar  securities  being purchased  or  sold  on  any
exchange  during  a comparable period  of  time.   This
standard allows the Underwriter to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

Section  28(e) of the Securities Exchange Act of  1934,
as  amended  ("Section 28(e)"), permits  an  investment
adviser,  under  certain  circumstances,  to  cause  an
account   to  pay  a  broker  or  dealer  who  supplies
brokerage  and  research  services  a  commission   for
effecting  a  transaction in excess of  the  amount  of
commission another broker or dealer would have  charged
for  effecting the transaction.  Brokerage and research
services include (i) furnishing advice as to the  value
of   securities,   the   advisability   of   investing,
purchasing  or selling securities and the  availability
of  securities or purchasers or sellers of  securities;
(ii)   furnishing   analyses  and  reports   concerning
issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In   selecting  brokers  or  dealers,  LCMCM  considers
investment  and market information and other  research,
such    as   economic,   securities   and   performance
measurement  research  provided  by  such  brokers   or
dealers  and  the quality and reliability of  brokerage
services,  including execution capability,  performance
and   financial   responsibility.    Accordingly,   the
commissions charged by any such broker or dealer may be
greater  than the amount another firm might  charge  if
LCMCM determines in good faith that the amount of  such
commissions is reasonable in relation to the  value  of
the   research   information  and  brokerage   services
provided  by such broker or dealer to the Fund.   LCMCM
believes that the research information received in this
manner provides the Fund with benefits by supplementing
the  research  otherwise available to the  Fund.   Such
higher commissions will not, however, be paid by the Fund unless (i) LCMCM determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of LCMCM's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws; and (iii) in the opinion of LCMCM, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In addition, such higher commissions will not be paid by the Fund with respect to portfolio transactions in which the Underwriter is serving as broker to the Fund. The investment advisory fees paid by the Fund under the Advisory Agreement are not reduced as a result of LCMCM's receipt of research services.

Although LCMCM is a newly organized investment  adviser
and  does  not currently have any advisory accounts  in
addition  to the Fund, LCMCM may take on other advisory
accounts in the future.  In the event that LCMCM serves
as  investment adviser to clients, in addition  to  the
Fund,  in  the future, LCMCM would also place portfolio
transactions  for such other advisory accounts.   Under
these circumstances, research services furnished by firms through which the Fund effects its securities transactions could be used by LCMCM in servicing all of its accounts;

that is, not all of such services may  be
used  by  LCMCM  in connection with  the  Fund.   LCMCM
believes it would not be possible to measure separately
the  benefits  from research services to  each  of  the
accounts  (including the Fund) managed by it.   Because
the  volume and nature of the trading activities of the
accounts  would not likely be uniform,  the  amount  of
commissions  in  excess  of those  charged  by  another
broker or dealer paid by each account for brokerage and
research  services would vary.  However, LCMCM believes
such costs to the Fund would not be disproportionate to
the  benefits  received by the  Fund  on  a  continuing
basis.    LCMCM   would  seek  to  allocate   portfolio
transactions  equitably whenever  concurrent  decisions
were  made to purchase or sell securities by  the  Fund
and  another  advisory account.  In  some  cases,  this
procedure could have an adverse effect on the price  or
the  amount of securities available to the Fund.  There
can  be no assurance that a particular purchase or sale
opportunity would be allocated to the Fund.  In  making
such  allocations between the Fund and  other  advisory
accounts, certain factors considered by LCMCM would  be
the respective investment objectives, the relative size
of   portfolio  holdings  of  the  same  or  comparable
securities, the availability of cash for investment and the size of investment commitments generally held.

A  change in the investments held by the Fund is  known
as  "portfolio  turnover."  For instance,  a  portfolio
turnover  rate  of  100%  would  result  if   all   the
securities  in a portfolio (excluding securities  whose
maturities at acquisition were one year or less) at the
beginning of an annual period had been replaced by  the
end   of  the  period.   Portfolio  turnover  generally
involves  some expense to the Fund, including brokerage
commissions  or  dealer mark-ups and other  transaction
costs  on  the  sale of securities and reinvestment  in
other securities.  Such sales may result in realization
of  taxable capital gains.  The portfolio turnover rate
may  vary from year to year, as well as within a  year.
Under  normal market conditions, the portfolio turnover
rate  for the Fund is expected to be approximately  80%
to 130% and generally will not exceed 175%.

      TAXATION OF THE FUND AND ITS DISTRIBUTIONS

As  indicated under "Federal Taxation of the  Fund  and
its  Distributions" in the Prospectus, the Fund intends
to  qualify  annually and be treated  as  a  "regulated
investment company" under Subchapter M of the  Internal
Revenue Code of 1986, as amended (the "Code"), and,  if
so  qualified,  will not be liable for  federal  income
taxes  to  the  extent earnings are  distributed  on  a
timely  basis.   This qualification  does  not  require
government   supervision  of  the   Fund's   management
practices  or  policies.   However,  in  order  to   so
qualify, the Fund must, among other things:  (i) derive
at  least 90% of its gross income in each taxable  year
from  dividends,  interest, payments  with  respect  to
securities  loans,  gains  from  the  sale   or   other
disposition of stock or other income derived with respect to its business of investing in such stock
(including, but not limited to, gains from options or futures contracts), and (ii) diversify its holdings such that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S.
government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

If   the  Fund  qualifies  as  a  regulated  investment
company, the Fund will not be subject to federal income
tax  on  the portion of its investment company  taxable
income (i.e., its investment company taxable income  as
defined in the Code without regard to the deduction for
dividends  paid)  and its net capital gain  (i.e.,  the
excess of its net realized long-term capital gain  over
its  net  realized short-term capital  loss)  which  it
distributes to the Fund's shareholders in each  taxable
year,  provided that it distributes to its shareholders
at  least  90%  of its net investment income  for  such
taxable year.  If the Fund should fail to qualify as  a
regulated  investment company in  any  year,  the  Fund
would  be  subject to tax in such year on  all  of  its
taxable  income,  whether or  not  the  Fund  made  any
distributions.  In addition, amounts not distributed by
a  regulated  investment company on a timely  basis  in
accordance    with   a   calendar   year   distribution
requirement are subject to a 4% excise tax.   To  avoid
this tax, the Fund must distribute during each calendar
year  an amount equal to, at a minimum, the sum of  (i)
98% of its net investment income for the calendar year,
(ii)  98%  of its capital gain income for the one  year
period  ending  on October 31 of such year  (unless  an
election  is made by a fund with a November or December
year-end  to use the fund's fiscal year) and (iii)  all
ordinary  income  and  capital  gain  net  income   for
previous years that were not previously distributed.

Dividends paid by the Fund from its net investment income are taxable as ordinary income to shareholders of the Fund who are subject to tax. Distributions made from net capital gains and properly designated by the Fund as such are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits are treated first as a non-taxable reduction in the adjusted tax basis of a shareholder's
Fund shares (up to the amount of the shareholder's tax basis in his or her shares) and, thereafter, constitute capital gain to such shareholder (provided that Fund shares are held as a capital asset).

Capital gain dividends may be taxed at a lower rate than dividends from ordinary income for certain non-corporate taxpayers. For securities held longer than one year, the maximum long-term capital gains rate is 20%.

Dividends  and distributions by the Fund are  generally
taxable  to  shareholders at the time the  dividend  or
distribution  is  made (even if paid or  reinvested  in
additional   Fund  shares).   However,   any   dividend
declared  by the Fund in October, November or  December
of   any  calendar  year,  which  is  payable  to  Fund
shareholders of record on a specified date in such a month and which is not paid on or before December 31 of such year will be treated as being paid by the Fund and received by Fund shareholders as of December 31 of such year, provided that the dividend is paid during January of the following year. After the end of each taxable year, the Fund will notify shareholders of the federal income tax status of any dividends and distributions, or deemed distributions, made by the Fund during such year.

Gain  or loss, if any, recognized on the sale or  other
disposition  of  Fund shares, including repurchases  by
the  Fund, will be taxed as a capital gain or  loss  if
the  shares  are  capital assets in  the  shareholder's
hands and will be taxed as long-term or short-term gain
or loss, as the case may be.  A loss realized on a sale
or  exchange of Fund shares will be disallowed if other
Fund   shares  are  acquired  within  a  61-day  period
beginning  30 days before and ending 30 days after  the
date that the shares are disposed of.  The basis of the
shares  acquired  will  be  adjusted  to  reflect   the
disallowed loss.

This section is not intended to be a full discussion of
federal income tax laws and the effect of such laws  on
Fund  shareholders.  There may be other federal,  state
or  local tax considerations applicable to a particular
shareholder.   Shareholders are urged to consult  their
own tax advisers.

                 FINANCIAL STATEMENTS

The following audited financial statements of the Fund are contained herein:

     (a)  Report of Independent Accountants.

     (b)  Statement of Assets and Liabilities.

     (c)  Notes to Statement of Assets and Liabilities.

LCM INTERNET GROWTH FUND, INC.
Report of Independent Accountants



To the Shareholders and Board of Directors of LCM Internet Growth Fund, Inc.




In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the LCM Internet
Growth Fund, Inc. (the "Fund") at October 6, 1999, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
October 8, 1999

LCM INTERNET GROWTH FUND, INC.
Statement of Assets and Liabilities
October 6, 1999



ASSETS:
  Cash                                        $100,009
  Prepaid insurance expense                      3,175
                                              --------
    Total Assets                               103,184


LIABILITIES:
  Payable to Adviser                              3,175
                                               --------
    Total Liabilities                             3,175

NET ASSETS                                     $100,009
                                               ========
Capital Shares outstanding, $.01 par value;
      500,000,000 shares authorized              10,583
                                               ========

Net asset value per share                         $9.45
                                               ========





   The accompanying notes to the financial statement are an integral part of this statement.

LCM INTERNET GROWTH FUND, INC.
Notes to the Financial Statement
October 6, 1999


1.   Organization

  LCM Internet Growth Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 24, 1998. The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund has had no operations to date other than those relating to organization matters and the sale of 10,583 shares of its common stock to its initial investors.

2.   Significant Accounting Policies


  a.   Organization and Prepaid Insurance Expense

       Expenses incurred by the Fund in connection with the organization and initial public offering were assumed by LCM Capital
       Management, Inc. ("LCMCM"), the Fund's Adviser.
       Prepaid insurance expense was an expense advanced by the Adviser and is deferred and amortized over twelve months.

  b.   Federal Income Taxes

       The Fund intends to comply with the
       requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes.

  c.   Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.
       Actual results could differ from those
       estimates.

3.   Investment Adviser

  The Fund has an Investment Advisory Agreement (the
  "Agreement") with LCMCM (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, pursuant to which the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Directors.
  Under the Agreement, the Fund compensates the Adviser for its investment management services at the annual rate of 1.00% of the Fund's average daily net assets.